UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 24, 2013

MERU NETWORKS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34659	26-0049840
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

894 Ross Drive
Sunnyvale, California	94089
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 215-5300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On January 29, 2013, Meru Networks, Inc. (the “Company”) issued a press release reporting its financial results for its fourth quarter and the year ended December 31, 2012. A copy of the press release is furnished herewith as Exhibit 99.1.

The information in Item 2.02 of this Current Report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information in this Item 2.02 shall not be incorporated by reference in any registration statement or other document filed by the Company with the Securities and Exchange Commission, whether made before or after the date of this Current Report, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2013 Management Bonus Plan

On January 24, 2013, the Compensation Committee (the “Committee”) of the Board of Directors of Meru Networks, Inc. approved a 2013 Management Bonus Plan (the “Bonus Plan”), in which each of the Company’s executive officers, with the exception of the Company’s Senior Vice President of World Wide Sales, Services and Support, Lawrence Vaughan, is eligible to participate. The material terms of the Bonus Plan are as follows:

•                  Quarterly Revenue Bonuses are earned and paid based on achievement against quarterly revenue targets.

•                  Annual bonuses are earned and paid based on achievement against annual goals (less any amounts paid upon achievement of quarterly revenue targets).

•                  Target annual bonus levels are a fixed percentage of the executive officer’s annual base salary as of December 31, 2013.

•                  For the Company’s Chief Executive Officer and Chief Financial Officer, the total annual bonus is composed of two parts:

•                  60% of the bonus (the “Revenue Bonus”) is awarded based on the Company achieving the revenue target under the Company’s operating plan (the “2013 Annual Revenues Goal”); and

•                  40% of the bonus (the “Non-GAAP EBITA Bonus”) is awarded based on the Company achieving the non-GAAP EBITA target set by the Committee (the “2013 Annual Non-GAAP EBITA Goal”).

•                  For the Company’s remaining executive officers with the exception of Mr. Vaughan, the total annual bonus is composed of three parts:

•                  40% of the bonus is a Revenue Bonus based on the 2013 Annual Revenues Goal;

•                  40% of the bonus is a Non-GAAP EBITA Bonus based on the 2013 Annual Non-GAAP EBITA Goal; and

•                  20% of the bonus is awarded based on the executive’s performance against management objectives as reasonably determined by the Company’s CEO.

•                  For each of the Company’s executive officers, to the extent that the Company achieves the goals that comprise a level equal to 90% of the 2013 Annual Revenues Goal (the “Minimum Revenue Threshold”), then such executive officer will receive a bonus that equals 50% of his or her target bonus amount for such Revenue Bonus.

•                  A portion of the annual Revenue Bonus, if any, is paid quarterly following the Company’s earnings announcements.

•                  For each of the Company’s executive officers, to the extent that the Company achieves results that are not more than $1.190 million less than the planned 2013 Non-GAAP EBITA target under the Company’s operating plan, (the “Minimum Non-GAAP EBITA Threshold”), then such executive officer will receive a bonus that equals 50% of his or her target bonus amount for such Non-GAAP EBITA Bonus.

•                  There are additive compensation components that provide for additional payouts on a stepped basis, if the Company exceeds the minimum threshold for any goal. However, in no event may an executive officer receive an annual bonus that exceeds 200% of his or her target annual bonus amount, regardless of the extent to which the Company exceeds the minimum threshold for any goal. For achievement between 90% and 100% of the revenue target, the Revenue Bonus will start at a payout of 50% of the target Revenue Bonus amount and will increase on a straight-line basis according to the percentage of achievement up to 100%. For revenue achievement in excess of 100% of the annual revenue target the Revenue Bonus will start at a payment of 100% of the target Revenue Bonus (i.e., the Revenue Bonus earned at achievement of 100% of the Company’s annual revenue target) and will increase on a straight-line basis according to the percentage of achievement so that at 120% of the revenue target the Revenue Bonus shall be calculated at 200% of the target Revenue Bonus.

The executives are also eligible to receive an increased Non-GAAP EBITA Bonus if the Company’s non-GAAP EBITA exceeds the fiscal non-GAAP EBITA target under the Company’s operating plan (the “Target Non-GAAP EBITA Amount”).  If the Target Non-GAAP EBITA Amount is exceeded, the Non-GAAP EBITA Bonus amount will be calculated on a straight line basis, such that the Non-GAAP EBITA Bonus will be the target Non-GAAP EBITA Bonus multiplied by a multiplier equal to 100% of the target Non-GAAP EBITA Bonus plus 5% of the target Non-GAAP EBITA Bonus for each $121,150 of non-GAAP EBITA performance better than the Target Non-GAAP EBITA Amount.

50% of any bonus payable under the Bonus Plan may be paid, in the discretion of the Committee, in fully vested restricted stock units (“RSUs”).  If RSUs are paid, the RSUs paid will reflect a 10% liquidity uplift.

It is anticipated that any newly hired executive officer will become eligible to participate in the Bonus Plan beginning on the first day of the following quarter (i.e., an executive officer who is hired on July 1, 2013 will be eligible to participate in the Bonus Plan beginning on October 1, 2013), with such executive officer’s bonus payment prorated based on the date he or she becomes eligible to participate in the Bonus Plan.

The target and maximum bonuses for fiscal year 2013 under the Bonus Plan based on the current salaries for each executive officer, other than Mr. Vaughan, are as follows:

Name	Target Annual Bonus as a Percentage of Annual Salary	Target Annual Bonus Amount	Maximum Amount of All Potential Bonuses under Plan
Bami Bastani, Ph.D.	100%	$450,000	$900,000
President and CEO

Brett White	50%	$151,500	$303,000
Chief Financial Officer

Kamal Anand	45%	$121,500	$243,000
SVP, General Manager of Healthcare

Phil Simmons	45%	$112,500	$225,000
SVP, Worldwide Engineering

The foregoing is a summary of the 2013 Management Bonus Plan and does not purport to be complete. The foregoing is qualified in its entirety by reference to the 2013 Management Bonus Plan, a copy of which is filed as Exhibit 10.01 to this Current Report on Form 8-K and is incorporated herein by reference.

2013 Sales Executive Bonus Plan

On January 24, 2013, the Compensation Committee (the “Committee”) of the Board of Directors of Meru Networks, Inc. (the “Company”) approved a 2013 Sales Executive Bonus Plan (the “Sales Bonus Plan”), in which Company’s Senior Vice President of World Wide Sales, Services and Support, Lawrence Vaughan, is eligible to participate. The material terms of the Sales Bonus Plan are as follows:

•                  Quarterly Revenue Bonuses are earned and paid based on achievement against quarterly revenue targets.

•                  Annual bonus is earned and paid based on achievement against annual goals (less any amounts paid upon achievement of quarterly revenue targets).

•                  Target annual bonus levels are a fixed dollar amount (the “Target Bonus Value”).

•                  The total annual bonus is composed of three parts:

•                  A bonus of 60% of Mr. Vaughan’s Target Bonus Value is available for a Revenue Bonus based on a revenue target approved by the Board of Directors of the Company;

•                  A bonus of 30% of Mr. Vaughan’s Target Bonus Value is available as a Non-GAAP EBITA Bonus based on the 2013 Annual Non-GAAP EBITA Goal.

•                  A bonus of 14% of Mr. Vaughan’s Target Bonus Value may be awarded quarterly following the achievement of BOTH the target revenue AND target Non-GAAP EBITA being met for the fiscal quarter (it being understood that in the event the annual Revenue Bonus and Non-GAAP EBITA Bonus are achieved at 100%, and that the revenue target and target Non-GAAP EBITA Goal were achieved in each quarter, Mr. Vaughan’s annual cash bonus would be 104% of Mr. Vaughan’s Target Bonus Value).

•                  To the extent that the Company achieves the Minimum Revenue Threshold, then Mr. Vaughan will receive a bonus that equals 50% of his Target Bonus Value for such Revenue Bonus.

•                  A portion of the annual Revenue Bonus, if any, is paid quarterly following the Company’s earnings announcements.

•                  To the extent that the Company achieves the Minimum Non-GAAP EBITA Threshold, then Mr. Vaughan will receive a bonus that equals 50% of his Target Bonus Value for such Non-GAAP EBITA Bonus.

•                  There are additive compensation components that provide for additional payouts on a stepped basis, if the Company exceeds the minimum threshold for any goal. However, in no event may Mr. Vaughan receive an annual bonus that exceeds 200% of his Target Bonus Value, regardless of the extent to which the Company exceeds the minimum threshold for any goal. For achievement between 90% and 100% of the revenue target, the Revenue Bonus will start at a payout of 50% of the target Revenue Bonus amount and will increase on a straight-line basis according to the percentage of achievement up to 100%. For revenue achievement in excess of 100% of the annual revenue target the Revenue Bonus will start at a payment of 100% of the target Revenue Bonus (i.e., the Revenue Bonus earned at achievement of 100% of the Company’s annual revenue target) and will increase on a straight-line basis according to the percentage of achievement so that at 120% of the revenue target the Revenue Bonus shall be calculated at 200% of the target Revenue Bonus.

Mr. Vaughan is also eligible to receive increased Non-GAAP EBITA Bonus if the Company’s non-GAAP EBITA exceeds the Target Non-GAAP EBITA Amount.  If the Target Non-GAAP EBITA Amount is exceeded, the Non-GAAP EBITA Bonus amount will be calculated on a straight line basis, such that the Non-GAAP EBITA Bonus will be the target Non-GAAP EBITA Bonus multiplied by a multiplier equal to 100% of the target Non-GAAP EBITA Bonus plus 5% of the target Non-GAAP EBITA Bonus for each $121,150 of non-GAAP EBITA performance better than the Target Non-GAAP EBITA Amount.

50% of any bonus payable under the Sales Bonus Plan may be paid, in the discretion of the Committee, in fully vested restricted stock units (“RSUs”).  If RSUs are paid, the RSUs paid will reflect a 10% liquidity uplift.

The target and maximum bonus for fiscal year 2013 under the Sales Bonus Plan based on Mr. Vaughan’s current salary is as follows:

Name	Target Annual Bonus as a Percentage of Annual Salary	Target Annual Bonus Amount	Maximum Amount of All Potential Bonuses under Plan
Larry Vaughan	104%	$325,000	$650,000
SVP Sales, Services and Support

The foregoing is a summary of the 2013 Sales Executive Bonus Plan and does not purport to be complete. The foregoing is qualified in its entirety by reference to the 2013 Sales Executive Bonus Plan, a copy of which is filed as Exhibit 10.02 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.01	2013 Management Bonus Plan.

10.02	2013 Sales Executive Bonus Plan.

99.1	Press release dated January 29, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERU NETWORKS, INC.

Date: January 29, 2013	By:	/s/ Brett T. White

Name: Brett T. White
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.01	2013 Management Bonus Plan.

10.02	2013 Sales Executive Bonus Plan.

99.1	Press release dated January 29, 2013.